INCOME TAXES	9 Months Ended
Sep. 29, 2012
INCOME TAXES
INCOME TAXES

7.    INCOME TAXES

During the third quarter of 2012 and 2011, the Company continued to record a full valuation allowance on deferred tax assets in most jurisdictions due to the combination of its history of pretax losses and its inability to carry back tax losses or credits.

The Company’s provision for income taxes for the nine and three months ended September 29, 2012 and October 1, 2011 primarily represented increases in deferred tax liabilities for indefinite-lived intangible assets, current tax on operations in certain jurisdictions and an increase in the accrual for interest related to uncertain tax positions.

The number of years with open tax audits varies depending upon the tax jurisdiction. The major tax jurisdictions include the US, Canada and the United Kingdom. The Company is no longer subject to US Federal examination by the Internal Revenue Service (“IRS”) for the years before 2006 and, with a few exceptions, this applies to tax examinations by state authorities for the years before 2007. As a result of a US Federal tax law change extending the carryback period from two to five years and the Company’s carryback of its 2009 tax loss to 2004 and 2005, the IRS has the ability to re-open its past examinations of 2004 and 2005.

The Company expects a reduction in the liability for unrecognized tax benefits by an amount between $17.4 million and $18.5 million within the next 12 months due to the expiration of various statutes of limitation and potential tax settlements. The change in the expected reduction in the liability for unrecognized tax benefits compared to the Company’s previous disclosure is not expected to have a material effect on the Company’s Consolidated Financial Statements. As of September 29, 2012, uncertain tax positions of $103.8 million existed, of which $87.9 million would provide an effective rate impact in the future if subsequently recognized.